[logo] M F S(R)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                        JUNE 30, 2001

[graphic omitted]

                    A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                    MFS(R) HIGH
                    INCOME SERIES

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                             INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,           Massachusetts Financial Services Company
MFS Investment Management(R)                                         500 Boylston Street
                                                                     Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                     DISTRIBUTOR
William R. Gutow+ - Private investor and real estate                 MFS Fund Distributors, Inc.
consultant; Vice Chairman, Capitol Entertainment Management          500 Boylston Street
Company (video franchise)                                            Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                               INVESTOR SERVICE
Jeffrey L. Shames*                                                   MFS Service Center, Inc.
                                                                     P.O. Box 2281
PORTFOLIO MANAGER                                                    Boston, MA 02107-9906
Bernard Scozzafava*
                                                                     For additional information,
TREASURER                                                            contact your investment professional.
James O. Yost*
                                                                     CUSTODIAN
ASSISTANT TREASURERS                                                 State Street Bank and Trust Company
Mark E. Bradley*
Robert R. Flaherty*                                                  WORLD WIDE WEB
Laura F. Healy*                                                      www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, Initial Class shares of the series provided a total return of 1.74%, and Service Class shares 1.51%. These returns include the reinvestment of any distributions and compare to returns of 3.93% and 0.13%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Fund Index (the Lipper Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective classification, adjusted for the reinvestment of capital gain distributions and income dividends.

After a strong start to the new year, the high-yield market again succumbed to the uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better-quality bonds outperforming weaker issues within the high-yield sector. Given an environment of slowing economic growth and rising defaults, we continued to upgrade the credit quality of the portfolio by selling lower-quality issues and replacing them with "BB"-rated bonds.

The main factor that hampered the series' performance relative to the Lehman Index was our higher weighting at the beginning of the year in telecommunications credits. While we vigilantly monitored the credit outlook of our telecommunications holdings and did reduce our exposure to this sector, these holdings detracted from performance. Increased price competition and the lack of additional funding caused the telecommunications sector to be the worst performing sector of the high-yield market this year.

On the positive side, the series' conservative positioning helped preserve investors' capital during the market's weakness. Holdings in large, defensive hospital management companies such as HCA and Tenet Healthcare provided stability to the portfolio during a volatile period. We also continued to like many companies in the gaming and media sectors that have shown improving cash flows and profitability outlooks. Names such as Charter Communications and MGM Grand remained prominent positions.

Our investment philosophy is based on the belief that avoiding credit problems is as important as picking what we think are the best-performing bonds. We focus on preserving capital because bonds have limited price upside and substantial downside. For example, the series owned the bonds of R&B Falcon, an offshore driller that was acquired by an investment grade company. As a result, R&B Falcon bonds appreciated during the period. Such a scenario is the best that bond investors can generally hope for. However, when a high-yield bond defaults, the average recovery is about 40 cents on the dollar. Therefore, high-yield investing is very different from equity investing, where a problem stock can be offset by a couple of highfliers. Our investment philosophy turned out to be very appropriate this year, as not many issuers earned higher credit ratings during this difficult period for the market. The R&B Falcon example also shows the importance of our Original Research(SM), in that our analysts have been able to identify attractive investment opportunities even during weak markets.

We think that the market environment will remain challenging in the near term but that there is good upside potential. While it will take some time for the market to work through all of the problems in the telecom sector, we believe that the market has largely discounted the problems in this sector. The spread between the yield on high-yield bonds and government securities was about 7.4% during the period compared to its historic average of 5.0%. So, if the spread were to return to more normal levels, there is the potential for capital appreciation. Despite a recent slowdown, we have seen more cash coming into the market. We think these cash reserves, along with attractive yields, could help the high-yield market rebound, especially if the economy begins to show signs of a recovery.

     Respectfully,

 /s/ Bernard Scozzafava

     Bernard Scozzafava
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the high-yield portfolios of our variable annuities, offshore funds, and institutional products.

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class  July 26, 1995
                 Service Class  May 1, 2000

Size: $70.6 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS

                                  6 Months           1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return             +1.74%           -5.28%           -3.61%          +24.53%          +34.89%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return            --            -5.28%           -1.22%          + 4.49%          + 5.18%
--------------------------------------------------------------------------------------------------------------

SERVICE CLASS

                                  6 Months           1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return             +1.51%           -5.40%           -3.64%          +24.50%          +34.85%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return            --            -5.40%           -1.23%          + 4.48%          + 5.17%
--------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, July 26, 1995, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual, not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Bonds - 90.6%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 81.1%
  Aerospace - 3.1%
    Airplane Pass-Through Trust, 10.875s, 2019                        $      74       $        44,447
    Alliant Techsystems, Inc., 8.5s, 2011##                                 325               328,250
    Argo Tech Corp., 8.625s, 2007                                           250               223,750
    BE Aerospace, Inc., 8s, 2008                                            140               133,700
    K & F Industries, Inc., 9.25s, 2007                                     525               539,438
    L-3 Communications Corp., 10.375s, 2007                                 400               420,500
    L-3 Communications Corp., 8s, 2008                                      125               124,687
    MOOG, Inc., 10s, 2006                                                   355               363,875
                                                                                      ---------------
                                                                                      $     2,178,647
-----------------------------------------------------------------------------------------------------
  Building Materials - 5.9%
    AAF- McQuay, Inc., 8.875s, 2003                                   $     125       $       123,750
    American Standard, Inc., 7.125s, 2003                                    70                69,475
    American Standard, Inc., 7.375s, 2008                                   670               661,625
    American Standard, Inc., 7.625s, 2010                                   125               123,438
    Atrium Cos, Inc., 10.5s, 2009                                           340               302,600
    Building Materials Corp., 8.625s, 2006                                  470               277,300
    D.R. Horton, Inc., 8s, 2009                                             175               168,000
    D.R. Horton, Inc., 9.75s, 2010                                          290               295,800
    D.R. Horton, Inc., 9.375s, 2011                                         125               123,750
    Formica Corp., 10.875s, 2009                                            375               225,000
    Lennar Corp., 9.95s, 2010                                               230               247,250
    Meritage Corp., 9.75s, 2011##                                           130               128,700
    MMI Products, Inc., 13s, 2007                                           120               120,000
    MMI Products, Inc., 11.25s, 2007                                        300               279,000
    Nortek, Inc., 9.25s, 2007                                               330               325,050
    Nortek, Inc., 8.875s, 2008                                              100                96,250
    Williams Scotsman, Inc., 9.875s, 2007                                   625               593,750
                                                                                      ---------------
                                                                                      $     4,160,738
-----------------------------------------------------------------------------------------------------
  Business Services - 1.8%
    Amkor Tech, Inc., 9.25s, 2008##                                   $     200       $       191,500
    Iron Mountain, Inc., 10.125s, 2006                                       95               100,463
    Pierce Leahy Corp., 9.125s, 2007                                        315               326,025
    Unisys Corp., 8.125s, 2006                                              345               334,650
    Unisys Corp., 7.875s, 2008                                              325               312,000
                                                                                      ---------------
                                                                                      $     1,264,638
-----------------------------------------------------------------------------------------------------
  Chemicals - 2.2%
    Huntsman ICI Holdings, 10.125s, 2009                              $     485       $       489,850
    Lyondell Chemical Co., 9.625s, 2007                                      90                89,775
    Lyondell Chemical Co., 9.875s, 2007                                     350               349,125
    Macdermid, Inc., 9.125s, 2011##                                         190               189,050
    PMD Group, Inc., 11s, 2011##                                            150               152,250
    Sovereign Specialty Chemicals, 11.875s, 2010                            245               220,500
    Sterling Chemicals, Inc., 11.75s, 2006**                                 95                21,850
    Sterling Chemicals, Inc., 11.25s, 2007**                                235                51,700
                                                                                      ---------------
                                                                                      $     1,564,100
-----------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.0%
    General Binding Corp., 9.375s, 2008                               $     420       $       319,200
    Kindercare Learning Centers, Inc., 9.5s, 2009                           310               306,900
    Remington Products Co. LLC, 11s, 2006                                   235               228,244
    Samsonite Corp., 10.75s, 2008                                           440               367,400
    Sealy Mattress Co., 9.875s, 2007##                                       70                69,125
    Simmons Co., 10.25s, 2009                                               450               436,500
    Synthetic Inds, Inc., 17s, 2008#                                        245               134,750
    Westpoint Stevens, Inc., 7.875s, 2005                                   650               243,000
                                                                                      ---------------
                                                                                      $     2,105,119
-----------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 4.7%
    Applied Extrusion Tech, Inc., 10.75s, 2011##                      $     145       $       146,813
    Applied Extrusion Technologies, Inc., 11.5s, 2002                       165               165,206
    Atlantis Plastics, Inc., 11s, 2003                                       90                83,700
    Ball Corp., 8.25s, 2008                                                 350               353,500
    Buckeye Cellulose Corp., 8.5s, 2005                                     190               188,575
    Buckeye Cellulose Corp., 9.25s, 2008                                    165               165,412
    Buckeye Technologies, Inc., 8s, 2010                                    100                94,500
    Fibermark, Inc., 10.75s, 2011##                                         220               221,100
    Gaylord Container Corp., 9.375s, 2007                                    95                60,800
    Gaylord Container Corp., 9.75s, 2007                                    180               113,400
    Gaylord Container Corp., 9.875s, 2008                                   350               101,500
    Huntsman Packaging Corp., 13s, 2010                                     110                80,300
    Riverwood International Corp., 10.25s, 2006##                           515               522,725
    Riverwood International Corp., 10.625s, 2007                            175               180,250
    Riverwood International Corp., 10.875s, 2008                             10                 9,650
    Silgan Holdings, Inc., 9s, 2009                                         525               532,875
    Speciality Paperboard, Inc., 9.375s, 2006                               125               115,000
    U.S. Timberlands, 9.625s, 2007                                          240               192,000
                                                                                      ---------------
                                                                                       $    3,327,306
-----------------------------------------------------------------------------------------------------
  Energy - 6.4%
    Belden & Blake Corp., 9.875s, 2007                                $     300       $       246,000
    Chesapeake Energy Corp., 8.125s, 2011##                                 325               304,281
    Clark Refining & Marketing, Inc., 8.625s, 2008                          160               136,000
    Clark USA, Inc., 10.875s, 2005                                           15                12,000
    Continental Resources, Inc., 10.25s, 2008                               200               174,000
    Dresser, Inc., 9.375s, 2011##                                           250               253,125
    Forest Oil Corp., 10.5s, 2006                                           125               132,500
    Grant Prideco, Inc., 9.625s, 2007##                                     175               180,688
    Gulfmark Offshore, Inc., 8.75s, 2008                                    375               365,625
    HS Resources, Inc., 9.25s, 2006                                         555               582,637
    Mission Resources Corp., 10.875s, 2007##                                190               190,950
    P&L Coal Holdings Corp., 8.875s, 2008                                    18                18,720
    P&L Coal Holdings Corp., 9.625s, 2008                                   484               510,620
    Pemex Project, 9.125s, 2010##                                           540               571,725
    Pioneer Natural Resources Co., 9.625s, 2010                             180               200,700
    R & B Falcon Corp., 9.5s, 2008                                          350               402,384
    Sesi LLC, 8.875s, 2011##                                                215               215,538
                                                                                      ---------------
                                                                                      $     4,497,493
-----------------------------------------------------------------------------------------------------
  Entertainment
    American Skiing Co., 12s, 2006                                    $      25       $        17,875
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                 $     550       $       372,644
    Willis Corroon Corp., 9s, 2009                                          380               387,600
                                                                                      ---------------
                                                                                      $       760,244
-----------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Michael Foods Acquisition Corp., 11.75s, 2011##                   $     355       $       363,875
-----------------------------------------------------------------------------------------------------
  Gaming & Hotels - 10.0%
    Agrosy Gaming Co., 10.75s, 2009                                   $     400       $       430,000
    Ameristar Casinos, Inc., 10.75s, 2009                                   175               181,125
    Autotote Corp., 12.5s, 2010                                             170               169,150
    Aztar Corp., 8.875s, 2007                                               445               450,562
    Boyd Gaming Corp., 9.5s, 2007                                           100                97,000
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                630               645,750
    Eldorado Resorts LLC, 10.5s, 2006                                        50                51,000
    Felcor Lodging LP, 8.5s, 2011##                                         190               180,500
    HMH Properties, Inc., 8.45s, 2008                                       560               543,200
    Hollywood Park, Inc., 9.25s, 2007                                       325               299,000
    Horseshoe Gaming LLC, 8.625s, 2009                                      415               419,150
    Isle of Capri Casinos, Inc., 8.75s, 2009                                405               367,538
    Mandalay Resort Group, 9.5s, 2008                                       385               400,400
    MGM Grand, Inc., 9.75s, 2007                                            470               500,550
    MGM Mirage, ZInc., 8.375s, 2011                                         465               466,162
    Park Place Entertainment Corp., 8.875s, 2008                            700               721,000
    Prime Hospitality Corp., 9.75s, 2007                                    350               357,875
    Station Casinos, Inc., 8.875s, 2008                                     645               648,225
    Station Casinos, Inc., 9.875s, 2010                                     130               135,525
                                                                                      ---------------
                                                                                      $     7,063,712
-----------------------------------------------------------------------------------------------------
  Industrial - 6.1%
    Actuant Finance Corp., 13s, 2009                                  $     560       $       565,600
    Agco Corp., 9.5s, 2008##                                                460               450,800
    Allied Waste North America, Inc., 7.625s, 2006                          555               546,675
    Allied Waste North America, Inc., 8.875s, 2008##                        215               219,837
    Allied Waste North America, Inc., 10s, 2009                             100               102,750
    Blount, Inc., 7s, 2005                                                  370               284,900
    Blount, Inc., 13s, 2009                                                 250               144,375
    Columbus Mckinnon Corp., 8.5s, 2008                                     370               321,900
    Day International Group, Inc., 11.125s, 2005                             50                50,750
    Hayes Lemmerz International, Inc., 11.875s, 2006##                      250               245,625
    Hayes Wheels International, Inc., 11s, 2006                             110                91,300
    Haynes International, Inc., 11.625s, 2004                               275               165,000
    International Knife & Saw, Inc., 11.375s, 2006**                        100                 9,750
    Lear Corp., 9.5s, 2006                                                  110               115,143
    Motors & Gears, Inc., 10.75s, 2006                                       90                89,775
    New Navistar International Corp., 9.375s, 2006##                        110               110,825
    Numatics, Inc., 9.625s, 2008                                            140                88,200
    Oxford Automotive, Inc., 10.125s, 2007                                  100                64,000
    Simonds Industries, Inc., 10.25s, 2008                                  225               146,250
    Terex Corp., 10.375s, 2011##                                            335               345,050
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008**                  625                 9,375
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                  150                57,188
    Venture Holdings Trust, 9.5s, 2005                                      150               117,000
                                                                                      ---------------
                                                                                      $     4,342,068
-----------------------------------------------------------------------------------------------------
  Media - 15.0%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                  $     145       $       134,850
    Adelphia Communications Corp., 8.375s, 2008                             550               503,250
    Adelphia Communications Corp., 9.375s, 2009                             305               283,650
    Allbritton Communications Co., 9.75s, 2007                              160               164,000
    Benedek Communications Corp., 0s to 2001, 13.25s to 2006                380               212,800
    CD Radio, Inc., 14.5s, 2009                                              50                23,500
    Chancellor Media Corp., 8.75s, 2007                                     200               206,500
    Chancellor Media Corp., 8s, 2008                                        580               603,200
    Charter Communications Holdings, 8.25s, 2007                            840               795,900
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011              500               340,000
    Cumulus Media, Inc., 10.375s, 2008                                       15                15,000
    Echostar Broadband Corp., 10.375s, 2007                                 465               465,000
    Echostar DBS Corp., 9.375s, 2009                                        500               487,500
    Emmis Escrow Corp. 0s to 2006, 12.5 to 2011##                           475               268,375
    Focal Communications Corp., 11.875s, 2010                               245                78,706
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                            200               209,000
    Frontiervision Operating Partnership LP, 11s, 2006                      250               258,750
    Granite Broadcasting Corp., 10.375s, 2005                                55                36,850
    Granite Broadcasting Corp., 8.875s, 2008                                 50                33,500
    Hollinger International Publishing, 9.25s, 2007                         290               292,900
    Insight Midwest, 9.75s, 2009                                            460               476,100
    Liberty Group Operating, Inc., 9.375s, 2008                              45                31,500
    LIN Holdings Corp., 0s to 2003, 10s to 2008, 1s, 2008                   820               643,700
    Lin Television Corp., 8s, 2008##                                        190               183,350
    Marvel Holdings, Inc., 0s, 1998**                                       185                    --
    Mediacom Broadband LLC, 11s, 2013##                                     235               235,587
    Mediacom LLC, 9.5s, 2013##                                              275               259,875
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                   790               331,800
    NTL, Inc., 10s, 2007                                                    105                68,250
    NTL, Inc., 0s to 2003, 9.75s to 2008##                                  510               221,850
    Paxson Communications Corp., 10.75s, 2008                               225               225,000
    Paxson Communications Corp., 11.625s, 2002                              640               648,000
    Primedia, Inc., 8.875s, 2011##                                          260               241,800
    Radio One, Inc., 8.875s, 2011##                                         235               235,000
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                        400               362,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                     405               330,075
    Transwestern Publishing Co., 9.625s, 2007##                              85                85,638
    United International Holdings, 0s to 2003, 10.75s to 2008               350               112,000
    World Color Press, Inc., 7.75s, 2009                                    135               129,747
    XM Satellite Radio, Inc., 14s, 2010                                     175               105,000
    Young Broadcasting, Inc., 8.75s, 2007                                   275               255,750
                                                                                      ---------------
                                                                                      $    10,595,253
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.5%
    Alaris Medical Systems, Inc., 9.75s, 2006                         $     265       $       196,100
    Alliance Imaging, Inc., 10.375s, 2011##                                 245               251,125
    Beverly Enterprises, Inc., 9.625s, 2009##                               725               743,125
    Fisher Scientific International, Inc., 9s, 2008                         325               320,125
    HCA Healthcare Co., 7.875s, 2011                                        895               902,831
    Prime Medical Services, Inc., 8.75s, 2008                               325               283,563
    Tenet Healthcare Corp., 8s, 2005                                        705               723,506
    Triad Hospitals, 8.75s, 2009##                                          500               508,750
                                                                                      ---------------
                                                                                      $     3,929,125
-----------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.6%
    AK Steel Holdings Corp., 9.125s, 2006                             $     100       $       102,125
    Century Aluminum, Co., 11.75s, 2008##                                    90                94,050
    Commonwealth Aluminum Corp., 10.75s, 2006                               195               176,475
    Doe Run Resources Corp., 11.25s, 2005                                   150                42,000
    Jorgensen (Earle M.) Co., 9.5s, 2005                                    390               374,400
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          225               222,750
    Metal Management, Inc., 10s, 2008+**                                    190                 5,700
    WCI Steel, Inc., 10s, 2004                                              150               104,250
                                                                                      ---------------
                                                                                      $     1,121,750
-----------------------------------------------------------------------------------------------------
  Retail - 2.2%
    Duane Reade, Inc., 9.25s, 2008                                    $     425       $       408,000
    Finlay Enterprises, Inc., 9s, 2008                                      200               183,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                                  75                74,250
    J.Crew Operating Corp., 10.375s, 2007                                   310               278,225
    K Mart Corp., 7.75s, 2012                                               100                89,000
    K Mart Corp., 9.375s, 2006                                              275               268,125
    Southland Corp., 5s, 2003                                               260               243,394
                                                                                      ---------------
                                                                                       $    1,543,994
-----------------------------------------------------------------------------------------------------
  Supermarket
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                $     140       $           700
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                   35                   175
                                                                                      ---------------
                                                                                      $           875
-----------------------------------------------------------------------------------------------------
  Telecommunications - 10.0%
    Alamosa PCS Holdings, Inc. 0s to 2005, 12.875s to 2010            $     390       $       175,500
    Allegiance Telecommunications, Inc. 0s to 2003,
      11.75s to 2008                                                        365               208,050
    Allegiance Telecommunications, Inc., 12.875s, 2008                      165               145,200
    American Cellular Corp., 9.5s, 2009##                                   205               192,700
    American Tower Corp., 9.375s, 2009##                                    325               303,875
    AT&T Wireless Services, Inc., 7.875s, 2011##                            395               395,798
    Centennial Cellular Operating Co., 10.75s, 2008                         500               455,000
    Citizens Communications Co., 9.25s, 2011                                 70                72,509
    Crown Castle International Corp., 10.75s, 2011                          625               593,750
    Dobson Communications Corp., 10.875s, 2010                              190               190,000
    Exodus Communications, Inc., 11.25s, 2008                               190                62,700
    Exodus Communications, Inc., 11.625s, 2010                              205                70,725
    Focal Communications Corp., 0s to 2003, 12.125 to 2008##                190                41,800
    Hyperion Telecommunication, Inc., 12s, 2007                             250               125,000
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006**                         320                48,000
    ITC Deltacom, Inc., 11s, 2007                                           111                76,590
    ITC Deltacom, Inc., 9.75s, 2008                                         300               177,000
    Level 3 Communications, Inc., 9.125s, 2008                              385               159,775
    Madison River Capital LLC, 13.25s, 2010                                 110                52,800
    Mcleodusa, Inc., 8.125s, 2009                                           150                81,000
    Metromedia Fiber Network, Inc., 10s, 2008                               330               127,050
    MJD Communications, Inc., 9.5s, 2008                                    190               152,000
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                1,035               648,125
    Nextel Communications, Inc., 9.5s, 2011##                               490               372,400
    Nextel International, Inc. 0s to 2003, 12.125s to 2008                  185                51,800
    Nextel International, Inc., 12.75s, 2010                                260                75,400
    Nextlink Communications, Inc., 9.625s, 2007                              25                 7,500
    Nextlink Communications, Inc., 10.75s, 2009                             655               209,600
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009               175                26,250
    Northeast Optic Network, 12.75s, 2008                                    25                 7,000
    PSINET, Inc., 10.5s, 2006**                                             250                15,000
    PSINET, Inc., 11s, 2009**                                               405                25,313
    Rural Cellular Corp., 9.625s, 2008                                      175               162,750
    Spectrasite Holdings, Inc. 0s to 2003, 12s to 2008                      175                94,062
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                  940               432,400
    Spectrasite Holdings, Inc., 10.75s, 2010                                100                85,000
    Telecorp PCS, Inc., 10.625s, 2010                                       170               158,100
    Time Warner Telecom, Inc., 10.125s, 2011                                220               196,900
    Time Warner Telecommunications LLC, 9.75s, 2008                         115               101,775
    Viatel, Inc., 0s to 2003, 12.5s to 2008**                                25                   750
    Voicestream Wireless Corp., 10.375s, 2009                               215               243,926
    Western Wireless Corp., 10.5s, 2007                                     200               206,000
    Williams Communications Group, 11.7s, 2008                               25                10,250
                                                                                      ---------------
                                                                                      $     7,037,123
-----------------------------------------------------------------------------------------------------
  Utilities - 2.0%
    Aes Corp., 8.875s, 2011                                           $     410       $       399,750
    CMS Energy Corp., 8.5s, 2011                                            330               320,255
    El Paso Energy Partners, 8.5s, 2011##                                   395               397,141
    NRG South Central Generating LLC, 8.962s, 2016                          286               304,401
                                                                                      ---------------
                                                                                      $     1,421,547
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $    57,295,482
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 9.5%
  Bermuda - 0.5%
    Global Crossing Holdings Ltd., 8.7s, 2007
      (Telecommunications)##                                          $     265       $       201,400
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                                  220               173,800
                                                                                      ---------------
                                                                                      $       375,200
-----------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Canwest Media, Inc., 10.625s, 2011 (Media)##                      $      65       $        65,813
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecommunications)                                                  550               173,250
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)**                    40                19,600
    Quebecor Media, Inc., 11.125s, 2011 (Media)##                           275               272,250
    Russel Metals, Inc., 10s, 2009 (Metals and Minerals)                    145               144,275
    Worldwide Fiber, Inc., 12s, 2009 (Telecommunications)**                 250                 1,250
                                                                                      ---------------
                                                                                      $       676,438
-----------------------------------------------------------------------------------------------------
  Cayman Islands - 0.1%
    Triton Energy Ltd., 8.875s, 2007 (Energy)                         $      60       $        61,500
-----------------------------------------------------------------------------------------------------
  Germany - 1.8%
    Callahan Nordrhein, 14s, 2010 (Media)##                           $     385       $       315,700
    Ekabel Hessen, 14.5s, 2010 (Media)##                                    425               327,250
    Fresenius Med Care Capital Trust, 7.875s, 2008
      (Medical and Health Technology and Services)                          345               338,100
    Manitowoc Company, Inc., 10.375s, 2011 (Industrial)                     160               136,907
    Messer Griesham AG, 10.375s, 2011 (Chemicals)##                 EUR     145               126,529
                                                                                      ---------------
                                                                                      $     1,244,486
-----------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                              $      55       $        52,250
-----------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular, 0s to 2001, 13.50s
      to 2006 (Telecommunications)                                    $     270       $       237,600
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                  180               178,200
                                                                                      ---------------
                                                                                      $       415,800
-----------------------------------------------------------------------------------------------------
  Netherlands - 1.9%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                            $     300       $        93,000
    Hermes Europe Railtel BV, 10.375s, 2009
      (Telecommunications)**                                                180                28,575
    Kappa Beheer BV, 10.625s, 2009 (Container, Forest and
      Paper Products)                                                       450               479,250
    Tele1 Europe BV, 13s, 2009 (Telecommunications)                         385               211,750
    United Pan Europe, 10.875s, 2009 (Media)                                500               176,250
    United Pan Europe, 11.25s, 2010 (Media)                                 200                75,000
    United Pan Europe, 0s to 2005, 13.75s to 2010 (Media)                   310                68,200
    Versatel Telecom BV, 13.25s, 2008 (Telecommunications)                  535               203,300
                                                                                      ---------------
                                                                                      $     1,335,325
-----------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Ocean Rig Norway As, 10.25s, 2008 (Energy)                        $      90       $        81,225
-----------------------------------------------------------------------------------------------------
  Singapore - 0.1%
    Flextronics International Ltd., 9.875s, 2010
      (Business Services)                                             $      85       $        84,575
-----------------------------------------------------------------------------------------------------
  Spain - 0.3%
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                   EUR    175       $        56,339
    Jazztel PLC, 14s, 2009 (Telecommunications)                       $     365               135,050
                                                                                      ---------------
                                                                                      $       191,389
-----------------------------------------------------------------------------------------------------
  United Kingdom - 3.1%
    Avecia Group PLC, 11s, 2009 (Chemicals)                           $     140       $       139,300
    COLT Telecom Group PLC, 0s to 2001,12s to 2006
      (Telecommunications)                                                  560               548,800
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Telecommunications)                                    10                 6,600
    Dolphin Telecom PLC 0s to 2003, 11.50 to 2008
      (Telecommunications)**                                                475                14,250
    Dolphin Telecom PLC, 0s to 2004, 14s, to 2009
      (Telecommunications)**                                                150                 3,000
    Energis PLC, 9.75s, 2009 (Telecommunications)                           300               276,000
    Esprit Telecom, 10.875s, 2008 (Telecommunications)**                     50                 1,250
    Ono Finance PLC, 13s, 2009 (Media)                                      525               404,250
    Ono Finance PLC, 14s, 2011 (Media)##                                    140               119,000
    Telewest Communications PLC, 9.625s, 2006 (Media)                       125               103,750
    Telewest Communications PLC, 11s, 2007 (Media)                          125               105,313
    Telewest Communications PLC 0s to 2004, 9.25 to 2009 (Media)            425               206,125
    Telewest Communications PLC, 9.875s, 2010 (Media)                        65                54,600
    Telewest Communications PLC, 0s to 2005, 11.375s to 2010 (Media)        225               106,875
    United Biscuits Finance, 10.625s, 2011 (Food &
      Beverage Products)##                                          EUR     125               110,665
                                                                                      ---------------
                                                                                      $     2,199,778
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $     6,717,966
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $74,744,752)                                            $    64,013,448
-----------------------------------------------------------------------------------------------------

Stocks - 0.2%
-----------------------------------------------------------------------------------------------------
                                                                         SHARES
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Media
    Golden Books Family Entertainment, Inc.*                              2,125       $           255
-----------------------------------------------------------------------------------------------------
  Supermarket - 0.1%
    Pathmark Stores, Inc.*                                                3,327       $        79,216
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $        79,471
-----------------------------------------------------------------------------------------------------

Foreign Stocks - 0.1%
  Netherlands - 0.1%
    Completel Europe N.V. (Telecommunications)*##                        15,000       $        34,500
    Versatel Telecom International N.V., ADR
      (Telecommunications)*                                               1,759                 4,995
                                                                                      ---------------
                                                                                      $        39,495
-----------------------------------------------------------------------------------------------------
  Spain
    Jazztel, ADR (Telecommunications)*                                    1,033       $         6,126
-----------------------------------------------------------------------------------------------------
  United Kingdom
    COLT Telecom Group PLC, ADR (Telecommunications)*                        28       $           773
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $        46,394
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $145,949)                                              $       125,865
-----------------------------------------------------------------------------------------------------

Preferred Stock - 2.0%
-----------------------------------------------------------------------------------------------------
United States - 2.0%
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14s*#                                      150       $        --
-----------------------------------------------------------------------------------------------------
  Media - 1.3%
    CSC Holdings, Inc., 11.125*#                                          6,184       $       660,142
    Primedia, Inc. 8.625s#                                                1,995               151,620
    Primedia, Inc., 10s#                                                  1,500               127,500
                                                                                      ---------------
                                                                                      $       939,262
-----------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Crown Castle International Corp., 12.75s*#                              178       $       147,740
    Global Crossings Holdings Ltd., 10.5s*#                               1,150                80,500
    Rural Cellular Corp., 11.375s*#                                         277               227,140
                                                                                      ---------------
                                                                                      $       455,380
-----------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $1,485,925)                                   $     1,394,642
-----------------------------------------------------------------------------------------------------
Warrants - 0.1%
-----------------------------------------------------------------------------------------------------
    Allegiance Telecom, Inc. (Telecommunications)*                          437       $         6,555
    GT Group Telecom, Inc. (Telecommunications)*                            550                16,415
    Loral Orion Network Systems, Inc.
      (Telecommunications)*                                                 100                   300
    Loral Orion Network Systems, Inc.
      (Telecommunications)*                                                 200                 1,000
    McCaw International Ltd. (Telecommunications)*##                        175                   438
    Ono Finance PLC (Media)*                                                525                15,750
    Pathmark Stores, Inc. (Supermarkets)*                                 2,353                20,659
    Pliant Corp. (Container, Forest and Paper Products)*##                  110                    11
    Renaissance Cosmetics, Inc.* (Consumer Goods and Services)*             129                    --
    XM Satellite Radio, Inc. (Media)*                                       175                 4,353
-----------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $157,996)                                            $        65,481
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.7%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Barton Capital Corp., due 7/02/01                                 $     274       $       273,968
    CXC, Inc., due 7/02/01                                                  862               861,901
    Dow Chemical Co., due 7/02/01                                           194               193,978
    General Electric Capital Corp., due 7/02/01                             413               412,953
    New Center Asset Trust, due 7/02/01                                   1,573             1,572,819
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $     3,315,619
-----------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
-----------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/2/01, total to be
      received $171,058 (secured by various U.S. Treasury
      and Federal Agency obligations in a jointly traded
      account), at Cost                                               $     171       $       171,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $80,021,241)                                          $69,086,055

Other Assets, Less Liabilities - 2.2%                                                       1,519,495
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $70,605,550
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security -- in default.
 # Payment-in-kind security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than
U.S. Dollar. A list of abbreviations is shown below.

                   EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $80,021,241)             $ 69,086,055
  Cash                                                                  394,783
  Foreign currency, at value (identified cost, $12,859)                  12,206
  Receivable for investments sold                                        66,188
  Receivable for series shares sold                                     164,314
  Interest receivable                                                 1,543,165
  Other assets                                                            1,245
                                                                   ------------
      Total assets                                                 $ 71,267,956
                                                                   ------------
Liabilities:
  Net  payable  for  foreign currency exchange contracts
    subject to master netting agreements                           $      3,823
  Payable for investments purchased                                     613,934
  Payable for series shares reacquired                                   41,028
  Payable to affiliates -
    Management fee                                                        2,895
    Reimbursement fee                                                       726
                                                                   ------------
      Total liabilities                                            $    662,406
                                                                   ------------
Net assets                                                         $ 70,605,550
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 83,529,096
  Unrealized  depreciation  on  investments  and translation
    of assets and liabilities in foreign currencies                 (10,939,782)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (5,377,062)
  Accumulated undistributed net investment income                     3,393,298
                                                                   ------------
      Total                                                        $ 70,605,550
                                                                   ============
Shares of beneficial interest outstanding                            7,681,467
                                                                     =========
Initial Class:
  Net asset value per share
    (net  assets  of $70,599,364 / 7,680,794 shares of
    beneficial interest outstanding)                                   $9.19
                                                                       =====
Service Class:
  Net asset value per share
    (net assets of $6,186 / 673 shares of beneficial
    interest outstanding)                                              $9.19
                                                                       =====
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  3,713,536
    Dividends                                                            39,339
                                                                   ------------
      Total investment income                                      $  3,752,875
                                                                   ------------
  Expenses -
    Management fee                                                 $    263,045
    Trustees' compensation                                                2,850
    Shareholder servicing agent fee                                      12,319
    Distribution and service fee (Service Class)                              1
    Administrative fee                                                    6,094
    Custodian fee                                                        15,231
    Printing                                                             11,925
    Postage                                                                   3
    Auditing fees                                                        20,872
    Legal fees                                                            2,150
    Miscellaneous                                                         1,372
                                                                   ------------
      Total expenses                                               $    335,862
    Fees paid indirectly                                                 (3,315)
    Reduction of expenses by investment adviser                         (16,888)
                                                                   ------------
      Net expenses                                                 $    315,659
                                                                   ------------
        Net investment income                                      $  3,437,216
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (2,920,062)
    Foreign currency transactions                                        15,838
                                                                   ------------
      Net realized loss on investment and foreign currency
        transactions                                               $ (2,904,224)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $    335,774
    Translation of assets and liabilities in foreign currencies           6,739
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $    342,513
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (2,561,711)
                                                                   ------------
          Increase in net assets from operations                   $    875,505
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 2001           DECEMBER 31, 2000
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $  3,437,216                $  5,809,822
  Net realized loss on investments and foreign currency
transactions                                                       (2,904,224)                 (1,130,001)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              342,513                  (8,624,100)
                                                                 ------------                ------------
    Increase (decrease) in net assets from operations            $    875,505                $ (3,944,279)
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                     $ (5,874,444)               $ (4,551,617)
  From net investment income (Service Class)                              (82)                       --
                                                                 ------------                ------------
      Total distributions declared to shareholders               $ (5,874,526)               $ (4,551,617)
                                                                 ------------                ------------
Net increase in net assets from series share transactions        $ 13,491,417                $ 12,012,690
                                                                 ------------                ------------
      Total increase in net assets                               $  8,492,396                $  3,516,794
Net assets:
  At beginning of period                                           62,113,154                  58,596,360
                                                                 ------------                ------------
  At end of period (including accumulated undistributed net
    investment income of $3,393,298 and $5,830,608,
    respectively)                                                $ 70,605,550                $ 62,113,154
                                                                 ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                            SIX MONTHS ENDED       ----------------------------------------------------------------------------
                               JUNE 30, 2001             2000            1999            1998               1997           1996
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.84           $11.49          $11.53          $12.34             $10.87         $10.29
                                      ------           ------          ------          ------             ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.48           $ 1.05          $ 1.03          $ 1.04             $ 0.95         $ 0.89
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (0.29)           (1.75)          (0.28)          (1.02)              0.52           0.32
                                      ------           ------          ------          ------             ------         ------
  Total from investment operations    $ 0.19           $(0.70)         $ 0.75          $ 0.02             $ 1.47         $ 1.21
                                      ------           ------          ------          ------             ------         ------
Less distributions declared to shareholders -
  From net investment income          $(0.84)          $(0.95)         $(0.79)         $(0.62)            $  --          $(0.53)
  From net realized gain on
    investments and foreign
    currency transactions                --               --              --            (0.21)               --           (0.10)
  In excess of net realized gain
    on investments and foreign
      currency transactions              --               --              --            (0.00)+++            --             --
                                      ------           ------          ------          ------             ------         ------
  Total distributions declared
    to shareholders                   $(0.84)          $(0.95)         $(0.79)         $(0.83)            $  --          $(0.63)
                                      ------           ------          ------          ------             ------         ------
Net asset value - end of period       $ 9.19           $ 9.84          $11.49          $11.53             $12.34         $10.87
                                      ======           ======          ======          ======             ======         ======
Total return                            1.74%++         (6.67)%          6.44%          (0.18)%            13.52%         11.80%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            0.91%+           0.95%           1.01%           1.03%              1.01%          1.01%
  Net investment income(S)(S)           9.82%+           9.79%           8.95%           8.67%              8.17%          8.18%
Portfolio turnover                        24%              70%             76%            146%               139%           135%
Net assets at end of period
  (000 Omitted)                      $70,600          $62,113         $58,596         $42,890            $30,662        $12,994

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1,
      2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income         $ 0.48           $ 1.05          $ 1.03          $ 1.05             $ 0.93         $ 0.82
        Ratios (to average net assets):
          Expenses##                    0.96%+           0.99%           0.97%           0.96%              1.15%          1.62%
          Net investment income         9.77%+           9.75%           8.99%           8.74%              8.03%          7.57%
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       June 30, 2001, was to decrease net investment income per share, and increase net realized and unrealized losses per share. The impact of this change calculated to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                 PERIOD ENDED
                                                                 JUNE 30, 2001           DECEMBER 31, 2000*
                                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 9.86                       $10.56
                                                                        ------                       ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                              $ 0.41                       $ 0.80
  Net realized and unrealized loss on investments and foreign
    currency                                                             (0.25)                       (1.50)
                                                                        ------                       ------
  Total from investment operations                                      $ 0.16                       $(0.70)
                                                                        ------                       ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.83)                      $ --
                                                                        ------                       ------
Net asset value - end of period                                         $ 9.19                       $ 9.86
                                                                        ======                       ======
Total return                                                              1.51%++                     (6.48)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.11%+                       1.15%+
  Net investment income(S)(S)                                            10.10%+                      10.50%+
Portfolio turnover                                                          24%                          70%
Net assets at end of period (000 Omitted)                               $    6                       $ --  +++

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25%
      of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                           $ 0.40                       $ 0.82
        Ratios (to average net assets):
          Expenses##                                                      1.16%+                       1.19%+
          Net investment income                                          10.05%+                      10.46%+
     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share, and increase net realized and unrealized loss per share. The impact of this change calculates to less than
       $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by
       0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Service Class net assets were less than $500. #Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2001, there were 31 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

At December 31, 2000, the series, for federal income tax purposes, had a capital loss carryforward of $2,338,914 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006, $267,151 and December 31, 2007, $943,275 and December 31, 2008, $1,128,488.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2001, aggregate unreimbursed expenses amounted to $87,784.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the fund series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $29,452,767 and $14,755,626, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 80,103,484
                                                                   ------------
Gross unrealized depreciation                                      $(12,075,207)
Gross unrealized appreciation                                         1,057,778
                                                                   ------------
    Net unrealized depreciation                                    $(11,017,429)
                                                                   ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                     SIX MONTHS ENDED JUNE 30, 2001        YEAR ENDED DECEMBER 31, 2000
                                    -------------------------------     -------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,996,284      $  30,325,877        4,154,463      $  44,563,892
Shares issued to shareholders in
  reinvestment of distributions          627,611          5,874,440          431,842          4,551,612
Shares reacquired                     (2,252,562)       (22,715,125)      (3,376,388)       (37,103,014)
                                      ----------      -------------       ----------      -------------
    Net increase                       1,371,333      $  13,485,192        1,209,917      $  12,012,490
                                      ==========      =============       ==========      =============

Service Class shares
                                     SIX MONTHS ENDED JUNE 30, 2001     PERIOD ENDED DECEMBER 31, 2000*
                                    -------------------------------     -------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                  647      $       6,160              19       $         200
Shares issued to shareholders in
  reinvestment of distributions                7                 65            --                --
                                      ----------      -------------       ----------      -------------
    Net increase                             654      $       6,225               19      $         200
                                      ==========      =============       ==========      =============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months period ended June 30, 2001, was $502. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,878 with Deutsche Bank, $1,166 with Citigroup Bank, $464 with First Boston Corp., and $315 with Morgan Stanley.

At June 30, 2001, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2001, series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.008% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                                       SHARE/PAR
DESCRIPTION                                DATE OF ACQUISITION            AMOUNT              COST             VALUE
--------------------------------------------------------------------------------------------------------------------
Metal Management, Inc. 10s, 2008                     5/08/1998           190,000           146,707             5,700
                                                                                                              ------

(9) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $77,484 reduction in cost of securities and a corresponding $77,484 decrease in net unrealized depreciation, based on securities held by the fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $21,090, decrease net unrealized depreciation by $4,759, and increase net realized gains by $16,331. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Funds Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VHI-3 8/01 18.7M